UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 19, 2007
                                                ______________________________


                     First Keystone Financial, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



Pennsylvania                            000-25328                  23-2576479
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                             19063
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code     (610) 565-6210
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01 Other Events
          ------------

          On June 19, 2007, First Keystone Financial, Inc. (the "Company") announced the appointment of Dennis G. Clark as Senior Vice President and Chief Credit Officer of the Company's wholly owned subsidiary, First Keystone Bank. Reference is made to the Company's press release dated June 19, 2007 which is included as Exhibit 99.1 hereto and which incorporated by reference herein by reference thereto.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  Exhibits

          The following exhibits are filed herewith.

     Exhibit Number      Description
     ----------------    ------------------------------------------

     99.1                Press release dated June 19, 2007































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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST KEYSTONE FINANCIAL, INC.



Date:  June 20, 2007               By: /s/ Rose M. DiMarco
                                       ----------------------------------
                                       Rose M. DiMarco
                                       Chief Financial Officer

































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